SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 24, 2002, providing for, inter alia, the issuance of CSFB ABS Trust 2002-MH3, CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-03                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)




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Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB ABS Trust 2002-MH3 CSFB Manufactured Housing Pass-through Certificates, Series 2002-MH3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 24, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, The CIT Group/Sales Financing, Inc., as servicer, DLJ Mortgage Capital, Inc., as seller, Olympus Servicing, L.P., as special servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 2, 2003            By: /s/  Andreas Auer
                                      -----------------------------------
                                        Andreas Auer
                                        Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002

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

                    CSFB Manufacturing Housing Pass-Through Certificates, Series 2002-MH3
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A        79,320,000.00  72,496,472.53   1,112,042.64    404,771.97     1,516,814.61    0.00            0.00       71,384,429.89
R_1              50.00           0.00           0.00          0.00             0.00    0.00            0.00                0.00
R_2              50.00           0.00           0.00          0.00             0.00    0.00            0.00                0.00
M_1       6,920,000.00   6,920,000.00           0.00     43,924.70        43,924.70    0.00            0.00        6,920,000.00
M_2       5,850,000.00   5,850,000.00           0.00     39,760.50        39,760.50    0.00            0.00        5,850,000.00
B_1       5,060,000.00   5,060,000.00           0.00     38,519.25        38,519.25    0.00            0.00        5,060,000.00
B_2       5,060,000.00   5,060,000.00           0.00     39,425.83        39,425.83    0.00            0.00        5,060,000.00
TOTALS  102,210,100.00  95,386,472.53   1,112,042.64    566,402.25     1,678,444.89    0.00            0.00       94,274,429.89

SB        4,255,121.00   5,425,013.86           0.00          0.00             0.00    0.00            0.00        5,571,077.41
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A      22540VVB5     913.97469150    14.01970045    5.10302534      19.12272579          899.95499105        A         6.700000 %
R_1    22540VVC3       0.00000000     0.00000000    0.00000000       0.00000000            0.00000000        R_1       0.000000 %
R_2    22540VVD1       0.00000000     0.00000000    0.00000000       0.00000000            0.00000000        R_2       0.000000 %
M_1    22540VVE9   1,000.00000000     0.00000000    6.34750000       6.34750000        1,000.00000000        M_1       7.617000 %
M_2    22540VVF6   1,000.00000000     0.00000000    6.79666667       6.79666667        1,000.00000000        M_2       8.156000 %
B_1    22540VVG4   1,000.00000000     0.00000000    7.61250000       7.61250000        1,000.00000000        B_1       9.135000 %
B_2    22540VVA7   1,000.00000000     0.00000000    7.79166601       7.79166601        1,000.00000000        B_2       9.350000 %
TOTALS               933.23920562    10.87996822    5.54154873      16.42151695          922.35923739

SB     N/A         1,274.93762457     0.00000000    0.00000000       0.00000000        1,309.26415724        SB        0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4494
                               Fax: 212) 623-5930
                           Email: mark.volosov@chase.com

                            CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3
                                        Statement to Certificate Holders
                                            December 26, 2002


CLASS A CERTIFICATE

Sec. 4.04(i)          Class A Distribution Amount                                                       1,516,814.61

Sec. 4.04(ii)         Principal Remittance Amount Distributed to Class A Certificateholders             1,112,042.64
                      Monthly Excess Cashflow Paid As Principal                                           146,063.56
                      Unpaid Class A Principal Shortfall Paid                                                   0.00

Sec. 4.04(iii)        Interest Distributed to Class A Certificateholders                                  404,771.97
                      Unpaid Class A Interest Shortfall Paid                                                    0.00

Sec. 4.04(iv)         Ending Class A Certificate Balance                                               71,384,429.89


CLASS M-1 CERTIFICATE

Sec. 4.04(v)          Class M-1 Distribution Amount                                                        43,924.70

Sec. 4.04(vi)         Principal Remittance Amount Distributed to Class M-1 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00

Sec. 4.04(vii)        Interest Distributed to Class M-1 Certificateholders                                 43,924.70
                      Unpaid Class M-1 Interest Shortfall Paid                                                  0.00

Sec. 4.04(viii)       Unpaid Class M-1 Principal Shortfall Paid                                                 0.00
                      Class M-1 Liquidation Loss Amount                                                         0.00
                      Class M-1 Liquidation Loss Interest Amount                                                0.00
                      Class M-1 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class M-1 Principal Shortfall                                                             0.00

Sec. 4.04(ix)         Ending Class M-1 Certificate Balance                                              6,920,000.00
                      Ending Class M-1 Adjusted Certificate Balance                                     6,920,000.00

CLASS M-2 CERTIFICATE

Sec. 4.04(x)          Class M-2 Distribution Amount                                                        39,760.50

Sec. 4.04(xi)         Principal Remittance Amount Distributed to Class M-2 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class M-2 Principal Shortfall Paid                                                 0.00
                      Class M-2 Liquidation Loss Amount                                                         0.00
                      Class M-2 Liquidation Loss Interest Amount                                                0.00
                      Class M-2 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class M-2 Principal Shortfall                                                             0.00

                            CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3
                                        Statement to Certificate Holders
                                           December 26, 2002

Sec. 4.04(xii)        Interest Distributed to Class M-2 Certificateholders                                 39,760.50
                      Unpaid Class M-2 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xiii)       Ending Class M-2 Certificate Balance                                              5,850,000.00
                      Ending Class M-2 Adjusted Certificate Balance                                     5,850,000.00

CLASS B-1 CERTIFICATE

Sec. 4.04(xiv)        Class B-1 Distribution Amount                                                        38,519.25

Sec. 4.04(xv)         Principal Remittance Amount Distributed to Class B-1 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class B-1 Principal Shortfall Paid                                                 0.00
                      Class B-1 Liquidation Loss Amount                                                         0.00
                      Class B-1 Liquidation Loss Interest Amount                                                0.00
                      Class B-1 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class B-1 Principal Shortfall                                                             0.00

Sec. 4.04(xvi)        Interest Distributed to Class B-1 Certificateholders                                 38,519.25
                      Unpaid Class B-1 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xvii)       Ending Class B-1 Certificate Balance                                              5,060,000.00
                      Ending Class B-1 Adjusted Certificate Balance                                     5,060,000.00

CLASS B-2 CERTIFICATE

Sec. 4.04(xviii)      Class B-2 Distribution Amount                                                        39,425.83

Sec. 4.04(xix)        Principal Remittance Amount Distributed to Class B-2 Certificateholders                   0.00
                      Monthly Excess Cashflow Paid As Principal                                                 0.00
                      Unpaid Class B-2 Principal Shortfall Paid                                                 0.00
                      Class B-2 Liquidation Loss Amount                                                         0.00
                      Class B-2 Liquidation Loss Interest Amount                                                0.00
                      Class B-2 Unpaid Liquidation Loss Interest Shortfall Amount                               0.00
                      Class B-2 Principal Shortfall                                                             0.00

Sec. 4.04(xx)         Interest Distributed to Class B-2 Certificateholders                                 39,425.83
                      Unpaid Class B-2 Interest Shortfall Paid                                                  0.00

Sec. 4.04(xxi)        Ending Class B-2 Certificate Balance                                              5,060,000.00
                      Ending Class B-2 Adjusted Certificate Balance                                     5,060,000.00

Sec. 4.04(xxii)       Beginning Pool Balance                                                          100,811,486.44
                      Ending Pool Balance                                                              99,845,507.36

Sec. 4.04(xxiii)      Overcollateralization Amount                                                      5,571,077.47

Sec. 4.06(xxiv)       Fees
                      Servicing Fees                                                                       63,007.18
                      Trustee Fee                                                                             336.04
                      Credit Risk Manager Fee                                                               1,680.19

Sec. 4.04(xxvi)       Advance Included in the Distribution                                                 -5,317.77
                      Recovery of Prior Advances                                                           32,110.19
                      Non-Recoverable Advance                                                              10,033.75
                      Outstanding Advances                                                                113,006.87

                            CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3
                                        Statement to Certificate Holders
                                           December 26, 2002


Sec. 4.06(xxvii)        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                        (Includes Foreclosures and all Delinquent Bankrupt Loans)

                         Group 1
                                                        Principal
                        Category         Number         Balance                 Percentage
                        1 Month       10              387,871.48                  0.39 %
                        2 Month        6              294,449.10                  0.29 %
                        3 Month       12              580,798.06                  0.58 %
                         Total        28            1,263,118.64                  1.26 %

                       Number and Aggregate P{rincipal Amounts of Mortgage Loans in Foreclosure
                       (Included in Delinquencies)

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                       Balance of Current Bankruptcies                                                 1,200,518.80
                       Number of Current Bankruptcies                                                         23.00

                       Balance of Balnkruptcies                                                        1,547,202.77
                       Number of Bankruptcies                                                                 31.00
                       (Includes both Current and Delinquent Bankruptcies)

Sec. 4.06(xxviii)      Average Sixty Day Delinquency Ratio                                               2.307479 %

Sec. 4.06(xxix)        Balance of Reposessions                                                           570,793.19
                       Number of Reposession                                                                  12.00

Sec. 4.06(xxx)         Current Realized Losses                                                            25,493.18
                       Cumulative Realized Losses                                                         52,564.75

Sec. 4.06(xxxi)        Weighted Average Term to Maturity                                                     303.00

Sec. 4.06(xxxii)       Net Funds Cap                                                                        8.8319 %

Sec. 4.06(xxxiii)      Guarantee Payment Amount                                                                0.00

Sec. 4.06(xxxiv)       Guarantee Outstanding Amount                                                   10,945,807.35

Sec. 4.06(xxxv)        Simple Interest Deficiency
                       Class B-1                                                                               0.00
                       Class B-2                                                                               0.00
                       Class M-1                                                                               0.00
                       Class M-2                                                                               0.00

Sec. 4.06(xxxvi)       Beginning Gross Weighted Average Coupon                                              9.6059 %
                       Ending Gross Weighted Average Coupon                                                 9.5991 %

                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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